                                                               EXHIBIT (h)(2)(i)

[ING FUNDS LOGO]

February 25, 2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Portfolio, each a new series of ING Investors Trust, ING Principal Protection Fund X and ING Principal Protection Fund XI, each a new series of ING Equity Trust, and ING VP Real Estate Portfolio, a new series of ING Variable Products Trust, (the "New Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned New Funds to AMENDED AND RESTATED EXHIBIT A of the Agreement.

         The AMENDED AND RESTATED EXHIBIT A has also been updated by the removal of ING Strategic Bond Fund, ING VP Emerging Countries Portfolio, ING VP International Portfolio and ING VP International SmallCap Portfolio as these funds have been dissolved.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                              Very sincerely,

                                              /s/ Robert S. Naka
                                              ----------------------------
                                              Robert S. Naka
                                              Senior Vice President
                                              ING Investors Trust
                                              ING Equity Trust
                                              ING Variable Products Trust

ACCEPTED AND AGREED TO:

DST Systems, Inc.

By: /s/ Nick Horvath
    -----------------------------------------
Name: Nick Horvath
Title: Director of Operations, Duly Authorized

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000             ING Investors Trust
Scottsdale, AZ 85258-2034      Fax: 480-477-2700                ING Equity Trust
                               www.ingfunds.com      ING Variable Products Trust

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT
                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                             TYPE OF         STATE OF        TAXPAYER
         TAXPAYER/FUND NAME                               ORGANIZATION     ORGANIZATION      I.D. NO.
------------------------------------                     --------------    -------------    ----------
ING CORPORATE LEADERS TRUST FUND                         Trust             New York         13-6061925

ING EQUITY TRUST                                         Business Trust    Massachusetts    N/A
  ING Convertible Fund                                                                      33-0552461
  ING Disciplined LargeCap Fund                                                             06-1533751
  ING Equity and Bond Fund                                                                  33-0552418
  ING Financial Services Fund                                                               95-4020286
  ING Growth Opportunities Fund                                                             04-2886865
  ING LargeCap Growth Fund                                                                  33-0733557
  ING LargeCap Value Fund                                                                   20-0437128
  ING MidCap Opportunities Fund                                                             06-1522344
  ING MidCap Value Fund                                                                     86-1048451
  ING Principal Protection Fund                                                             86-1033467
  ING Principal Protection Fund II                                                          86-1039030
  ING Principal Protection Fund III                                                         86-1049217
  ING Principal Protection Fund IV                                                          82-0540557
  ING Principal Protection Fund V                                                           27-0019774
  ING Principal Protection Fund VI                                                          48-1284684
  ING Principal Protection Fund VII                                                         72-1553495
  ING Principal Protection Fund VIII                                                        47-0919259
  ING Principal Protection Fund IX                                                          20-0453800
  ING Principal Protection Fund X                                                           20-0584080
  ING Principal Protection Fund XI                                                          20-0639761
  ING Real Estate Fund                                                                      43-1969240
  ING SmallCap Opportunities Fund                                                           04-2886856
  ING SmallCap Value Fund                                                                   86-1048453
  ING Tax Efficient Equity Fund                                                             23-2978988

ING FUNDS TRUST                                          Business Trust    Delaware         N/A
  ING Classic Money Market Fund                                                             23-2978935
  ING GNMA Income Fund                                                                      22-2013958
  ING High Yield Bond Fund                                                                  23-2978938
  ING High Yield Opportunity Fund                                                           33-0715888

                                                             TYPE OF         STATE OF        TAXPAYER
            TAXPAYER/FUND NAME                            ORGANIZATION     ORGANIZATION      I.D. NO.
--------------------------------------------             --------------    -------------    ----------
ING FUNDS TRUST (CONT.)
  ING Intermediate Bond Fund                                                                52-2125227
  ING Lexington Money Market Trust                                                          13-6766350
  ING Money Market Fund                                                                     86-0955273
  ING National Tax-Exempt Bond Fund                                                         23-2978941

ING INVESTMENT FUNDS, INC.                               Corporation       Maryland         N/A
  ING MagnaCap Fund                                                                         22-1891924

ING INVESTORS TRUST                                      Business Trust    Massachusetts    N/A
  ING American Funds Growth Portfolio                                                       55-0839555
  ING American Funds Growth-Income Portfolio                                                55-0839542
  ING American Funds International Portfolio                                                55-0839952
  ING Evergreen Health Sciences Portfolio                                                   20-0573913
  ING Evergreen Omega Portfolio                                                             20-0573935
  ING Lifestyle Aggressive Growth Portfolio                                                 20-0573999
  ING Lifestyle Growth Portfolio                                                            20-0573986
  ING Lifestyle Moderate Growth Portfolio                                                   20-0573968
  ING Lifestyle Moderate Portfolio                                                          20-0573946

ING MAYFLOWER TRUST                                      Business Trust    Massachusetts    N/A
  ING Growth + Value Fund                                                                   06-1465531
  ING International Value Fund                                                              06-1472910

ING MUTUAL FUNDS                                         Business Trust    Delaware         N/A
  ING Emerging Countries Fund                                                               33-0635177
  ING Foreign Fund                                                                          72-1563685
  ING Global Equity Dividend Fund                                                           55-0839557
  ING Global Real Estate Fund                                                               86-1028620
  ING International Fund                                                                    22-3278095
  ING International SmallCap Growth Fund                                                    33-0591838
  ING Precious Metals Fund                                                                  13-2855309
  ING Russia Fund                                                                           22-3430284
  ING Worldwide Growth Fund                                                                 33-0552475

ING PRIME RATE TRUST                                     Business Trust    Massachusetts    95-6874587

ING SENIOR INCOME FUND                                   Business Trust    Delaware         86-1011668

ING VARIABLE INSURANCE TRUST                             Business Trust    Delaware         N/A
  ING GET U.S. Core Portfolio - Series 1                                                    43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                    41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                    32-0090501

                                                             TYPE OF         STATE OF        TAXPAYER
            TAXPAYER/FUND NAME                            ORGANIZATION     ORGANIZATION      I.D. NO.
--------------------------------------------             --------------    -------------    ----------
ING VARIABLE INSURANCE TRUST (CONT.)
  ING GET U.S. Core Portfolio - Series 4                                                    32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                    32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                    32-0090505
  ING GET U.S. Opportunity Portfolio - Series 1                                             43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                             TBD
  ING VP Worldwide Growth Portfolio                                                         25-6705433

ING VARIABLE PRODUCTS TRUST                              Business Trust    Massachusetts    N/A
  ING VP Convertible Portfolio                                                              86-1028318
  ING VP Disciplined LargeCap Fund                                                          06-6397003
  ING VP Financial Services Portfolio                                                       86-1028316
  ING VP Growth + Value Portfolio                                                           06-6396994
  ING VP Growth Opportunities Portfolio                                                     06-6493759
  ING VP High Yield Bond Portfolio                                                          06-6396995
  ING VP International Value Portfolio                                                      06-6453493
  ING VP LargeCap Growth Portfolio                                                          86-1028309
  ING VP MagnaCap Portfolio                                                                 06-6493762
  ING VP MidCap Opportunities Portfolio                                                     06-6493760
  ING VP Real Estate Portfolio                                                              20-0453833
  ING VP SmallCap Opportunities Portfolio                                                   06-6397002

ING VP EMERGING MARKETS FUND, INC.                       Corporation       Maryland         06-1287459

ING VP NATURAL RESOURCES TRUST                           Business Trust    Massachusetts    22-2932678

USLICO SERIES FUND                                       Business Trust    Massachusetts    N/A
  The Asset Allocation Portfolio                                                            54-1499147
  The Bond Portfolio                                                                        54-1499901
  The Money Market Portfolio                                                                54-1499149
  The Stock Portfolio                                                                       54-1499398

Last Approved: February 25, 2004